                                 EXHIBIT 10.8

                                THIRD AMENDMENT
                                      TO
                          SECOND AMENDED AND RESTATED
                          LOAN AND SECURITY AGREEMENT


     THIS THIRD AMENDMENT (this "amendment") dated as of February 23, 1998 is entered into by and among PEN-TAB INDUSTRIES, INC., a Delaware corporation (the "Borrower"), PEN-TAB HOLDINGS, INC. (formerly known as Pen Tab Industries, Inc.), a Virginia corporation (the "parent"), and BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION (as successor by merger to Bank of America Illinois) (the "Bank").

                                   WITNESETH
                                   ---------

     WHEREAS, THE Borrower, the Parent and the Bank are parties to a certain Second Amended and Restated Loan and Security Agreement dated as of February 4, 1997, as amended and modified through the date hereof (herein called the "Credit Agreement"; terms used but not otherwise defined herein are used herein as defined in the Credit Agreement);

     WHEREAS, the Borrower and the Parent have requested that the Credit Agreement be retroactively amended in certain respects; and

     WHEREAS, subject to the terms and conditions set forth herein, the Bank is willing to so amend the Credit Agreement.

     NOW, THEREFORE, in consideration of the premises, and intending to be legally bound hereby, the Borrower, the Parent and the Bank hereby agree as follows:

     SECTION 1.  AMENDMENTS.
                 ----------

     Upon receipt of the documents and fees to be deliverd by the Borrower pursuant to Section 2 below and in reliance on the Borrower's and the Parent's
            ---------
warranties set forth in Section 3 below, as of December 31, 1997 the Credit
                        ---------
Agreement is amended as follows:

     (a) The title page and the preamble to the Credit Agreement are bereby amended by deleting each reference therein to "Bank of America Illinois" and in its place substitutiong "Bank of America National Trust and Savings Association (as successor by merger to Bank of America Illinois)".

     (b) The pricing matrix set forth in the definition of "Applicable Margin" set forth in Section 1.1 of the Credit Agreement is hereby amended to read in its entirety as set forth on Annex I hereto.
                             -------

     (c) The definition of "Termination Date" in Section 1.1 of the Credit Agreement is hereby amended to read in its entirety as follows:

     "Termination Date" means February 3, 1999.

     (d) Section 9.7(3) of the Credit Agreement is hereby amended by (i) deleting the word "and" between clauses "(a) and "(b)" thereto and (ii) adding to the end of such section immediately before the semicolon the following new language:

     ", and (c) with computations showing as of the last day of such month, for the four consecutive fiscal quarter period then ended, the ratio of (i) Consolidated EBITDA minus Consolidated Capital Expenditures, to (ii) Consolidated Fixed Changes."

     (e) Section 1.1 of the Credit Agreement is hereby amended by adding the following new definition in appropriate alphabetical order:

     ""Vinylweld" means Vinylweld, L.L.C., a Delaware limited liability company."

     (f) Section 3.10 of the Credit Agreement is hereby amended by (i) renumbering paragraph "(2)" of such section to be paragraph "(3)" and (ii) adding a new paragraph "(2)" immediately after paragraph "(1)" which reads in its entirety as follows:

     "(2)" The Borrower agrees to pay to the Bank a letter of credit fee for each performance stand-by Letter of Credit in an amount equal to 1.0% per annum of the undrawn face amount of each such performance stand-by Letter of Credit, such fee to be payable in arrears on each Interest Payment Date."

     (g) Section 10.2(7) of the Credit Agreement is hereby deleted and in its place is substituted the following:

     "(7)" Debt of Vinylweld of the type described in clause (6) of Section
                                                                    -------
  10.8; and
  ----

    (8) Other unsecured Debt of a type not otherwise permitted pursuant to the preceding clauses (1) through (7) in an aggregate amount not to exceed
            -------             --
  $250,000."

    (h) Section 10.7 of the Credit Agreement is hereby amended by (i) deleting the word "and" between clauses "(3)" and "(4)" therefore and (ii) adding to the end of such section immediately before the period the following new language:

    "and (5) the transfer by Borrower to Vinylweld of all of the existing assets of the Borrower's Vinylweld division in exchange for the issuance by Vinylweld to Borrower as of such date of not less than 80% of the membership units of Vinylweld"

    (i) Section 10.8 of the Credit Agreement is hereby amended by adding at the end of such section immediately before the period the following new language:

    "; and (6) loans, advances and capital contributions by the Borrower to, and acquisitions by the Borrower of, capital stock of Vinylweld, provided, that
                                                                 --------
    (a) the aggregate amount of all such investments actually made by the Borrower to Vinylweld (including the fair market value of all tangible assets transferred by the Borrower to Vinylweld as a capital contribution or otherwise) at any time outstanding shall in no event exceed $4,000,000 and
    (b) at all times during which such investments remain outstanding Vinylweld shall be a Subsidiary of the Borrower, provided, further, that the Borrower
                                           --------  -------
    may accept from Vinylweld a promissory note issued by Vinylweld in the principal amount of up to $5,000,000 if the consideration for the issuance of such note does not include the transfer of funds or tangible assets from the Borrower to Vinylweld."

    (j) Section 10.11 of the Credit Agreement is hereby amended by adding at the end of such section immediately before the period the following new language:

    "and the creation of Vinylweld"

    (k) Section 11.1 of the Credit Agreement is amended to read in its entirety as follows:

    "Section 11.1. Debt Service Coverage Ratio. Not permit, as at December 31,
                   ---------------------------
    1998, for the four consecutive fiscal quarter period then ended, the ratio of (a) Consolidated EBITDA minus Consolidated Capital Expenditures, to (b)
                               -----
    Consolidated Fixed Charges to be less than 1.30:1."

    (1) Section 11.2 of the Credit Agreement is amended to read in its entirety as follows:

     "Section 11.2.  Consolidated EBITDA.  Not permit, at the end of any fiscal
                     -------------------
quarter set forth below, for the four consecutive fiscal quarter period then ended, Consolidated EBITDA to be less than the minimum amount set forth below opposite such fiscal quarter:


  Fiscal Quarter                       Consolidated
     Ending                               EBIDTA
-------------------------        -----------------------
December 31, 1997                      $10,000,000
March 31, 1998                           8,800,000
June 30, 1998                           10,500,000
September 30, 1998                      13,000,000

     SECTION 2.  CONDITIONS PRECEDENT.
                 --------------------

     Concurrently herewith the Borrower has paid the Bank a non-refundable amendment fee of $7,500 and has delivered to the Bank the following, duly executed and appropriately dated and in form and substance satisfactory to the
Bank:

     (a) Counterparts of this Amendment duly executed by the Borrower and the Parent; and

     (b)  Such other documents as the Bank may reasonably request.

     SECTION 3.  WARRANTIES.
                 ----------

     To induce the Bank to enter into this Amendment, the Borrower and the Parent warrant to the Bank as of the date hereof that:

     (a) After giving effect to this Amendment, all representations and warranties contained in the Credit Agreement and the Loan Documents are true and correct in all material respects on and as of the date hereof (except to the extent such representations and warranties expressly refer to an earlier date).

     (b) After giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.

     (c) The execution, delivery and performance by the Borrower and the Parent of this Amendment have been duly authorized by all necessary corporate and other action and do not and will not require any registration with, consent or approval of, notice to or action by, any Person (including any Governmental Authority) in order to be effective and enforceable. The Credit Agreement as modified by this Amendment constitutes the legal, valid and binding obligations of the Borrower and the Parent, enforceable against them in accordance with its terms, without defense, counterclaim or offset.

     SECTION 4.  GENERAL.
                 -------

     (a) As hereby modified, the Credit Agreement shall remain in full force and effect and is hereby ratified, approved and confirmed in all respects.

     (b) The Borrower and the Parent each acknowledge and agree that the execution and delivery by the Bank of this Amendment shall not be deemed to create a course of dealing or otherwise obligate the Bank to execute similar waivers under the same or similar circumstances in the future.

     (c) This Amendment shall be binding upon and shall inure to the benefit of the Borrower, the Parent and the Bank and their respective successors and assigns.

     (d) This Amendment may be executed in any number of counterparts and by the different parties on separate counterparts, and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Amendment.

                                 * * * * * *

Delivered at Chicago, Illinois, as of the date and year first above written.


                                        BANK OF AMERICA NATIONAL TRUST AND
                                        SAVINGS ASSOCIATION


                                        By: /s/ Marcia Clauson
                                           ----------------------------------
                                        Name:   MARCIA CLAUSON
                                        Title:  Managing Director



                                        PEN-TAB INDUSTRIES, INC., a
                                        Delaware corporation


                                        By: /s/ William Leay
                                           ----------------------------------
                                        Name:   William Leay
                                        Title:  Vice President



                                        PEN-TAB HOLDINGS, INC. (formerly
                                        known as Pen-Tab Industries, Inc.)
                                        a Virginia Corporation


                                        By: /s/ William Leay
                                           ----------------------------------
                                        Name:   William Leay
                                        Title:  Vice President

                                    ANNEX I


===================================================================
                                        Offshore
                                          Rate           Base Rate
         Debt Service                  Applicable        Applicable
Tier    Coverage Ratio                   Margin            Margin
-------------------------------------------------------------------
I       Less than 1.50:1                 2.25%             0.75%
-------------------------------------------------------------------
II      Greater than or equal            2.00%             0.50%
        to 1.50:1 but less
        than 1.75:1
-------------------------------------------------------------------
III     Greater than or equal            1.75%             0.25%
        to 1.75:1 but less
        than 2.25:1
-------------------------------------------------------------------
IV      Greater than or equal            1.50%             0.00%
        to 2.25:1 but less
        than 4.75:1
-------------------------------------------------------------------
V       Greater than or equal            1.25%             0.00%
        to 3.25:1 but less
        than 4.75:1
-------------------------------------------------------------------
VI      Greater than equal to            1.00%             0.00%
        4.75:1
===================================================================